www.btcs.com

A Blockchain Technology Company

Corporate Presentation

BTCS Inc. (OTCQB: BTCS)

October 2015

Safe Harbor

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of BTCS Inc. ("BTCS", "we" or "us").

While we believe the information provided herein is reliable, as of the date hereof, neither BTCS nor any of its affiliates, subsidiaries, directors, officers, employees, agents or consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC") and the "Risk Factors" contained therein.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of BTCS and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in BTCS' securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in BTCS.

BTCS files annual, quarterly and current reports, and other information with the SEC. Our filings with the SEC contain important information regarding BTCS, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the description of our business and the "Risk Factors" set forth in our Annual Report filed on Form 10-K filed with the SEC on April 15, 2015.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website http://www.sec.gov and on BTCS' web site (www.btcs.com).

You may also read and copy any document that BTCS files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

Table of Contents

Investment Highlights

- BTCS Inc. (“BTCS”) is an early mover in the blockchain and digital currency ecosystems and the first “Pure Play” U.S. public company focused on blockchain technologies
- The blockchain is a decentralized public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

BTCS™

Blockchain Technology Consumer Solutions

Industry Overview

The Blockchain Explained

What is it? *"The blockchain is a decentralized public ledger"*

Why it matters? *"More than just the foundational basis for digital currency, the blockchain has the ability to impact all industries on a global basis that require trust and rely on or utilize record keeping"*

DECENTRALIZED
The blockchain is secured and maintained by a network of specialized servers (nodes) around the world

PUBLIC
All transactions are publically available on the blockchain

TRUSTED
Transactions are verified and confirmed by nodes around the world before being added to the blockchain

How it fits?



The PC Era
Semiconductor Technology
The Internet Era
TCP/IP Protocol
The Blockchain Era
Bitcoin Protocol

Blockchain Potential Applications & Disruption

The blockchain is radically changing the future of transaction based industries

BTCS powers the ecosystem and touches every blockchain transaction



THE BLOCKCHAIN
Smart Contracts
Digital Rights
Wagers
Escrow
Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
BitCasino.io
CLOUDBET
BTCrow
EscrowCoin
Counterparty
chain
BLOCKTRUST
tØ
symbiont
BTCjam
Bitcoin Shop
BitGo
coinbase
Gem
GOCOIN
itBit
expresscoin
factom
CryptoVoter
bitCongress

Bitcoin - Most Prominent Blockchain Use Case

The Traditional *Traits* of Money*

Poor ○ ◔ ◕ ● *Excellent*

Traits	Barter *(Before 600BC)*	Gold/Silver *(600BC - present)*	Fiat *(C. 806 - present)*	**Bitcoin** *(C. 2009 - present)*
Highly Divisible	○	●	●	●
Globally Transferable	○	◔	◕	●
Durable	◔	●	●	●
Secure *(counterfeiting)*	◔	◕	◕	●
Acceptable	◔	◕	●	◔
Scarce *(Predictable Supply)*	◔	◕	◔	●
Not Sovereign *(Government Issued)*	●	●	○	●
Decentralized**	○	○	○	●
Smart *(Programmable)***	○	○	○	●

** The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.*
*** New traits made possible by the invention of the blockchain.*

Why it Truly Matters

Greece Exposes Risks and the Fragile Nature of Government Backed Currencies


Greece, has defaulted or restructured its debt five different times since the country declared its independence in 1821


SHAME
on you
ΕΘΝΙΚΗ ΤΡΑΠΕΖΑ
NATIONAL

The Default Zone


Total number of sovereign defaults and/or reschedulings in Europe since 1800
14
12
10
8
6
4
2
0
Spain 13
Germany 8
France 8
Hungary 7
Austria 7
Turkey 6
Portugal 6
Russia 5
Greece 5
Romania 3
Poland 3
Netherlands 1
Italy 1

Source: Reinhart and Rogoff – This Time is Different.


Public debt as % of GDP
2015 forecast
Greece
172%

Source: International Monetary Fund, World Economic Outlook.

Bitcoin Ranking/Acceptance

M1 Rank	Country		Money Supply (billions)
1		European Union	$6,736
2		China	$5,846
3		Japan	$5,403
4		United States	$2,943
5		Germany	$2,236
6		Italy	$1,185
≈	≈	≈	≈
114		Belarus	$3.75
115		Brunei	$3.53
116		Bitcoin	$3.45
117		Equatorial Guinea	$3.36
118		El Salvador	$3.05

Source: U.S. Central Intelligence Agency, Blockchain.info, as of 9/24/2015.

Notable Companies Accepting Bitcoin	Revenue (billions)
Microsoft	$94
Dell	$57
DISH	$14
Expedia	$5.9
Time Inc.	$3.1
Systemax Inc. (Tiger Direct)	$3.3
Overstock	$1.5
1-800-FLOWERS	$1.1
Zynga	$0.7
Total	**$181**

Source: Yahoo Finance, as of 6/25/2015.

Bitcoin Adoption is Rapidly Accelerating

User Wallets [1]


706% CAGR
9000000
8000000
7000000
6000000
5000000
4000000
3000000
2000000
1000000
0
Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15

Cumulative Trading Volume [2]


200,000,000
180,000,000
160,000,000
140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15

Est. Merchants Accepting Bitcoins [3]


408% CAGR
120,000
100,000
80,000
60,000
40,000
20,000
-
Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15

of Transactions on Blockchain [4]


253% CAGR
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jun-10 Oct-10 Feb-11 Jun-11 Oct-11 Feb-12 Jun-12 Oct-12 Feb-13 Jun-13 Oct-13 Feb-14 Jun-14 Oct-14 Feb-15 Jun-15

Source: 1. blockchain.info, bitcoinpulse.com, CoinDesk.com; 2. bitcoinity.com; 3. blockchain.info, CoinDesk.com, Bitpay, IB Times; 4. bitcoinity.com, as of 9/26/2015.

Venture Capital Landscape

- Over $210 million of venture capital funds invested to secure the blockchain, bitcoin's key innovation
- BTCS is the only U.S. public company focused on securing the blockchain with a fully integrated solution

Active Investors

ACCEL PARTNERS
ANDREESSEN HOROWITZ
khosla ventures
Goldman Sachs
NYSE New York Stock Exchange
NASDAQ
DFJ GROWTH
IDG资本 IDG Capital Partners
WINKLEVOSS CAPITAL
citi VENTURES
VISA
RRE Ventures
LIGHTSPEED VENTURE PARTNERS

Sector Distribution of Top 15 Funded Companies (millions)



Transaction Verification Services $210
Universal Platforms $182
Digital Wallets $105
Infrastructure $64
Payment Processor $53
Financial Services $37
Exchange $28
$0
$50
$100
$150
$200
$250

Early Internet VC Investment vs. Blockchain (millions)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$250
$96
$349
$786
Q1&Q2 $372
1995 Internet
2013 Bitcoin
2014 Bitcoin
2015 Projected

Source: CoinDesk.com, as of 9/2/2015.

Corporate Overview

Securing the Blockchain

- BTCS secures the blockchain through transaction verification and touches every transaction
- Initial and early focus areas centered on digital currencies
- Refined focus over time to reduce risk and capitalize on disruptive potential of blockchain across all industries



E-commerce
INITIAL FOCUS
Digital Rights
Wagers
Escrow
Smart Contracts
Digital Currency
Global Payments
Remittance
P2P Lending
Microfinance
BROADENED FOCUS
THE BLOCKCHAIN
Secured by
BTCS
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Securities
Record Keeping
Healthcare
Title Records
Ownership
Voting
Intellectual Property
CURRENT FOCUS

Principals of Transaction Verification Fees

Transaction Fee Over Time


Newly
Issued Bitcoins
User Portion of the
Transaction Fee
Time

Transaction in Detail


Bob sends Kate
3 bitcoins
Kate receives
3 bitcoins
Transaction
Verification Processor
(i.e. Bitcoin Miner)
Miner verifies the transaction
and receives a fee from Bob and
newly issued bitcoins from the
network.

- The network is currently programmed to only issue 21 million bitcoins
- Over time the reward for processing transactions will be 100% comprised of transaction fees paid by users

A Timed Entrance to Securing the Blockchain



Bitcoin Price vs. Difficulty Level
25% Average Monthly Difficulty Increase
4% Average Monthly Difficulty Increase
Bitcoin Price (USD)
Difficulty (millions)
BTCS Entry Point
1
2
3
Unsustainable IRRs
High-Risk Volatility
Viable Long Term Opportunity
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014
5/1/2014
6/1/2014
7/1/2014
8/1/2014
9/1/2014
10/1/2014
11/1/2014
12/1/2014
1/1/2015
2/1/2015
3/1/2015
4/1/2015
5/1/2015
6/1/2015
7/1/2015
8/1/2015
9/1/2015

1
- Rapid difficulty increases rendered ASIC (Application Specific Integrated Circuit) servers obsolete in a matter of months
- Poor investment due to risk/reward profile

2
- Network hash rate doubled every 1.87 months in 2014*. According to Moore's law CPU power should double every 2 years. ASIC server processing power approaching CPU processing growth pattern
- Predictable revenue expected
- Costs can no longer be ignored and smaller operations are being pushed out

3
- Price decline and price-to-difficulty spread has resulted in high-end ASIC servers readily available at competitive prices
- Limited capital available to invest and fund data centers and ASIC servers

*Source: CoinDesk.com, as of 9/24/2015, * calculated by BTCS based on publicly available hash rate data.*

Operational Hedge*

Our Facility Has Low Operational Costs


USD Exchange Rate
Bitcoin Price
Time
Bitcoins
Number of Bitcoins Earned
Time
Revenue
Estimated BTCS's Revenue
Time

- Declining bitcoin price forces smaller operations offline, decreasing competition and increasing market share potential for BTCS
- Low operational costs and increasing capacity at BTCS facility offsets declining bitcoin price risk
- Slower rate of difficulty increases extends the useful life of ASIC servers

** The operational hedge assumes the total current network hash rate includes operators with higher operating costs than BTCS which may come offline during bitcoin price declines. There is no guarantee the operational hedge will occur.*

Breakout Growth Across Key Metrics

BTCS Bitcoins Earned*



1,400
1,200
1,000
800
600
400
200
0
2,481%
YTD Growth
Ƀ52
Ƀ94
Ƀ552
Ƀ683
Ƀ1,329
2014
2015Q1
2015Q2
2015Q3
2015 YTD

* *Bitcoins earned are a non-GAAP financial measure, as of 9/30/2015.*

BTCS Hashing Power & Electric Capacity



mw
Th/s
3.5
3
2.5
2
1.5
1
0.5
0
1000
800
600
400
200
0
0.1
176
1.5
891
3
891
3
891
2014Q4
2015Q1*
2015Q2
2015Q3
Electric Capacity (mw):
Used
Available
Hashing Power (Th/s)

* *715 Th/s came online in last month of Q1.*

Key Facts:

- BTCS current cost to earn a bitcoin ~ $100-$120, improvement expected with scale and Spondoolies–Tech Ltd. ("Spondoolies") SP50
- BTCS currently operating at 0.65mw (of 3mw capacity)
  - Achieved 3mw of capacity in July 2015
  - 3mw can power an estimated 20,000 Th/s of Spondoolies SP50 ASIC servers
- 83,000 square foot – repurposed manufacturing building with option to buy for $775,000 (less cumulative rent payments and security deposit)

Transaction Verification Services Facility







Pending Merger with spondooliestech

About Spondoolies

- Spondoolies founded in August 2013 develops, builds and sells world class ASIC servers



Merger Highlights

- Vertical integration, i.e. develop, build, and deploy ASIC servers
- Shared vision of building leading blockchain company; complementary teams with no overlap in roles
- BTCS invested $1.5m in Spondoolies on May 12, 2015 for a 6.6% equity interest
- Definitive merger agreement signed September 21, 2015

Spondoolies Key Highlights

- $28.1 million in revenue for 2014
- Received $10m in funding from prominent Israeli VC's BRM GENESIS
- 3rd generation ASIC servers expected to be 4x more efficient and cost 5x less to build

Management Team

Guy Corem, CEO & Founder
- 17 years of experience in embedded software development
- Previously software architect at Intel and Voltaire

Kobi Levin, COO & Founder
- 20 years of experience in leading hardware and system design
- Previously VP R&D at Voltaire and COO at Solaredge

Yuval Rosen, CFO
- 20 years of experience in leading finance for international technology companies
- Previously CFO at Cheetah Medical and Discretix

Gadi Glikberg, VP Sales & Marketing
- 10 years of experience in the technology industry
- Previously Director of pre-sales at Evolven software

Competition to Secure the Blockchain



BITMAIN
16%
Others
58%
BitFury
15%
7%
4%
KnC

Source: Blocktrail.com/BTC, as of 9/24/2015

	Company	Strategy	Country	Cumulative Capital Raised	Technology and Deployment
	Bitmain Tech Ltd BITMAIN	Develop Build Deploy	China	unknown	• Tech: 28nm (TSMC) • Efficiency: 0.22 J/GH (current gen)
	Bitfury Holding B.V. BitFury	Develop Build Deploy	Netherlands	$60m	• Tech: 28nm • Efficiency: 0.35 J/GH (3rd gen)
	21 Inc	Develop Build Deploy	US	$121m	• Tech: 22nm (Intel) • Efficiency: 0.22 J/GH target
	KnCMiner AB KnC	Develop Build Deploy	Sweden	$29m	• Tech: 16nm • Efficiency: Unknown
Pro-Forma Merged	Spondoolies-Tech LTD spondooliestech	Develop Build	Israel	$14.7m	• Tech: 28nm • Efficiency: 0.15 J/GH (SP50 target) • 4th Gen Tech: 16nm
	BTCS Inc. BTCS www.btcs.com	Deploy	US		

Source: Bitfury.com, Bitmain.com, Spondoolies-tech.com, Kncminer.com, CoinDesk.com, as of 9/24/2015.

Spondoolies SP50

SP50 Key Specs



- Simplicity of 110 TH/s (Tera hash per second) in just one unit
- Extremely low power consumption **0.15 J/GH** (presently below many competitors) and an estimated 4x improvement over current Spondoolies units at 0.61 J/GH
- Cost effective 28 nanometer (nm) process
- Replaceable modular circuit boards (similar to blade servers) for quick upgrades and repairs
- Easily replaceable built-in power supply units
- Design foundation for future generation 16 nm chips











Capitalization and Public Peer Comparison

BTCS BTCS Market Cap = $24m (as of 9/30/2015)

spondooliestech Spondoolies 2014 revenue = $28.1m (announced May 20, 2015, audited by Deloitte)

Company	Shares Outstanding (m) *(as of 9/30/2015)*	Post-Merger Pro-Forma Combined Percent Ownership (1)
BTCS	157	**54.4 - 55.4%**
spondooliestech	NA	44.6 - 45.6%
Total		**100%**

Digital Currency and Blockchain Public Company Analysis (USD) (2)					2014	
Company	Ticker	Price per Share	Outstanding Shares (m)	Market Cap (m)	Revenue (m)	P/Rev
digitalBTC	ASX: DCC	$0.15	168	$25	$3.97	6.3x
vogogo	TSXV: VGO	$0.80	41	$33	$0.23	144.0x
					Average	**75.2x**

1. *The ownership range is a function of BTCS' liquidation preference associated with its existing $1.5 million investment in Spondoolies. The final ownership percentages will be determined prior to closing. Pro-forma ownership is based on terms of definitive merger agreements signed between BTCS and Spondoolies and does not include outstanding warrants or options and is subject to change pending successful completion of the merger.*
2. *Source: Thomson Reuters, as of 9/23/2015.*

Management Team

Charles Allen, *Chief Executive Officer, Chief Financial Officer, and Chairman of the Board*

- Responsible for overall corporate strategy and direction as well as managing corporate finances
- Extensive experience in business strategy, investment banking, investing and capital markets transactions
- Strong engineering background with experience in the compound semiconductor field
- B.S. in Mechanical Engineering, Lehigh University, M.B.A. Mason School of Business at the College of William & Mary



Michal Handerhan, *Chief Operating Officer, Co-Founder and Director*

- Supports business and R&D strategy across the management team
- Team leader for the National Aeronautics and Space Administration ("NASA") in their Peer Review Services group and web 2.0 developer at NASA's Goddard Space Flight Center
- President and CEO of Meesha Media Group, LLC, delivering high-definition video services, web development, database management, and social media solutions
- B.S. in Computer Science, Czech Technical University



Tim Sidie, *Lead Programmer, and Co-Founder*

- Leading our technology development and platform architecture
- Software Engineer II at the Space Telescope Science Institute supporting Hubble Space Telescope and James Webb Space Telescope projects
- Software Engineer at NASA's Goddard Space Flight Center for the Direct Readout Laboratory, building software for earth observing satellite systems
- B.S. in Computer Science, Ursinus College



BTCS Tools

Explorer

- BTCS Explorer allows users to view real-time blockchain transactions, latest blocks confirmations and overall blockchain network distribution



tools.btcs.com
BTCS TOOLS
Blockchain Network Statistics
Simulator
Calculator
Search block, transaction or address
BTCS $0.15
Blockchain Network Distribution (MTD)
Pool
Blocks Mined
Percent
Discus Fish 945 20.19%
AntMiner 790 16.88%
BitFury 702 15.00%
BTC China 561 11.98%
BW Pool 332 7.09%
Slush 326 6.96%
KNCMiner 323 6.90%
21 Inc 199 4.25%
Eligius 196 4.18%
92 1.96%
Show all pools
Latest Blocks
Height
Age
Transactions
Mined by
Size
375982 8 minutes ago 808 Discus Fish 479451
375981 16 minutes... 166 AntMiner 83873
375980 19 minutes... 682 403349
375979 28 minutes... 119 83347
375978 29 minutes... 211 Discus Fish 155011
Latest Transactions
Hash
Value Out
0.2432 BTC
33.6828 BTC
0.0417 BTC
1.4446 BTC
0.0436 BTC



BTCS TOOLS
Blockchain Network Distribution (MTD)
Latest Blocks
Latest Transactions

Simulator

- Simulator offers a glimpse into how the transaction verification services industry may be analyzed


tools.btcs.com
tools | BTCS
BTCS TOOLS
Blockchain Network Statistics
Simulator
Calculator
Search block, transaction or address
BTCS $0.15 (+1.3)
Default data pulled from network
Transaction Verification Services Simulator
Simulation Summary
1335%
$20,446,481
IRR and Profit simulation results
Simulation 3 Year IRR Sensitivity Analysis
Revenue and Operating Profit simulation results
Investment inputs and ASIC server specification
Simulation Cumulative Operating Profit (Monthly Basis)
Cumulative Monthly Operating Profit
Black – Indicates profit
Red – Indicates investment has not been covered
Model Assumptions and Notes

Calculator

- BTCS Calculator allows users to easily calculate daily, weekly and monthly amount of bitcoins earned based on transaction verification server capacity


tools.btcs.com
tools | BTCS
BTCS TOOLS
Blockchain Network Statistics
Simulator
Calculator
Search block, transaction or address
BTCS $0.15
Transaction Verification Calculator
Reset
Capacity of ASIC Servers being run
Capacity (Th/s)
Difficulty
BTC / USD
20,000
59335
240
Results in BTC and USD for respective period
BTC
USD
Per Day
฿169.52
$40,684
Per Week
฿1,186.6
$284,788
Per Month
฿5,085.5
$1,220,522
Add Capacity to Network?
No
Disclaimer:


BTCS TOOLS
Transaction Verification Calculator

BTCS™

Blockchain Technology Consumer Solutions

Broader Initiatives

Consumer Education & Adoption: "The Challenge"

Current User Experience

- Misperception of what Bitcoin is and can do
- Limited ways to enter ecosystem
- Uncertain and unknown risks



Exchange
Wallet
Block Chain
ATM
Average "Joe"
Use Case
QR Code
Cold Storage
Private Key
Commerce

Optimal User Experience

- Mass adoption will be driven by:
  - Increased education and awareness
  - Simple user interfaces
  - Value-added use cases



One Access Point
Wallet
ATM
Commerce
Use Case
Cold Storage
Private Key
Exchange
QR Code
Block Chain

Digital Currency
THE BLOCKCHAIN

Building a Universal Ecosystem: "The Solution"



WALLET
BTCS Wallet
ATM
BTCS ATMs
FINANCIAL SERVICES
expresscoin
Transaction Verification
BTCS Transaction Verification Services
BTCS
www.btcs.com
PAYMENT PROCESSOR
GOCOIN
ECOMMERCE
Bitcoin Shop

Strategic Partnerships

GOCOIN	**BTCS was Lead Investor – Series A Advisor** • GoCoin is a leading international digital currency payment platform • Processes Bitcoin, Litecoin and Dogecoin • GoCoin signed deal with Paypal in 2014
expresscoin	**BTCS was Lead Investor – Bridge Round Advisor** • Expresscoin is a digital currency exchange with multiple payment options
Gem	**BTCS was a Syndicate Investor – Series A** • Gem is a secure, cloud wallet storage technology • State-of-the-art, white label • API access
COINOUTLET	**BTCS was Lead Investor – Seed round** • Coin Outlet is a digital currency ATM manufacturer • Coin Outlet operates an ATM Kiosk network

Growth Strategy and Path Forward

- Vertically integrate though merger with Spondoolies
- Drive revenue growth through deployment of Spondoolies SP50 in North Carolina facility
- Evaluate other low-cost data centers to expand and diversify our transaction verification services business
- Evaluate and build additional consumer solutions that leverage blockchain technology
- Continue software development of universal platform
- Identify additional acquisition opportunities in the blockchain space
- Pursue uplisting to NASDAQ or NYSE MKT

Summary

- Early mover in the blockchain and digital currency ecosystems and the first "Pure Play" U.S. public company focused on blockchain technologies
- The blockchain is a decentralized public ledger that has the ability to fundamentally impact all industries globally that require trust and rely on or utilize record keeping
- Tremendous long term opportunity as disruptive Blockchain applications emerge
- We secure the blockchain through our transaction verification services business and plan to build a broader ecosystem to capitalize on opportunities in this fast-growing multi-billion dollar industry
- We are rapidly scaling our low cost transaction verification services business and believe this will provide revenue growth as we evaluate and build additional consumer solutions that leverage blockchain technology
- Our management team offers the right combination of capital markets experience, industry expertise, business leadership, and dedication
- ~$2.8 million in YTD financings led by prominent investors, institutions, and management

Contact Info

Charles Allen
Chief Executive Officer

Investor Contact Info
ir@btcs.com
(202) 430-6576